Exhibit 10.1


                                    AGREEMENT
                                    ---------


         Agreement dated as of July 1, 2002, by and among Tech Laboratories, Inc., a New Jersey corporation (the "Company") and Celeste Trust Reg., Esquire Trade & Finance, Inc., and The Endeavour Capital Investment Fund, S.A. (the "Holders").

         The Holders of certain 6.5% convertible promissory notes (and the warrant holders to the extent required) agree to waive any defaults that would otherwise occur under the Redemption Agreement dated January 11, 2002, and Amendment to Redemption and Conversion Agreement dated April 19, 2002, provided an agreement presently being negotiated by the parties is reached on or before July 30, 2002.


                                            TECH LABORATORIES, INC.



                                            By: /s/ Bernard M. Ciongoli
                                                --------------------------------
                                                Bernard M. Ciongoli, President



                                            CELESTE TRUST REG.



                                            By: /s/
                                                --------------------------------


                                            ESQUIRE TRADE  & FINANCE, INC.



                                            By: /s/
                                                --------------------------------


                                            THE ENDEAVOUR CAPITAL
                                            INVESTMENT FUND, S.A.



                                            By: /s/
                                                --------------------------------